DEF 14A
Annual Meeting of Shareholders

      As filed with the Securities and Exchange Commission on June 14, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2)
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             KOREA EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|       No Fee Required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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       computed pursuant to Exchange Act Rule 0-11 (set forth the
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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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                                       2

                             KOREA EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                 ---------------

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

                                  July 24, 2001

                                 ---------------

TO THE SHAREHOLDERS OF
KOREA EQUITY FUND, INC.:

      Notice is hereby given that the 2001 Annual Meeting of Shareholders (the "Meeting") of Korea Equity Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, 26th Floor, New York, New York, on Tuesday, July 24, 2001, at 10:30 A.M. for the following purposes:

      (1) To elect five Directors to serve for the ensuing year;

      (2) To consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.;

      (3) To consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.;

      (4) To consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management Hong Kong Limited;

      (5) To consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management Singapore Limited; and

      (6) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on May 25, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after July 10, 2001, at the offices of the Fund, 180 Maiden Lane, 26th Floor, New York, New York.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                    By Order of the Board of Directors

                                             JOHN J. BORETTI
                                                 Secretary

New York, New York
Dated: June 19, 2001

                      [This Page intentionally left blank]

                                 PROXY STATEMENT

                             KOREA EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                 ---------------

                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                  July 24, 2001

                                 ---------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2001 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, 26th Floor, New York, New York, on Tuesday, July 24, 2001, at 10:30 A.M. The approximate mailing date of this Proxy Statement is June 19, 2001.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

      (1)   FOR the election of five Directors;

      (2) FOR approval of a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.");

      (3) FOR approval of a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM");

      (4) FOR approval of a new Investment Sub-Advisory Agreement between NAM and Nomura Asset Management Hong Kong Limited ("NAM-Hong Kong"); and

      (5) FOR approval of a new Investment Sub-Advisory Agreement between NAM and Nomura Asset Management Singapore Limited ("NAM-Singapore").

      Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on May 25, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of May 25, 2001, the Fund had outstanding 8,409,000 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than that mentioned in Items 1, 2, 3, 4 and 5 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      At the Meeting the five Board of Directors nominees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal. It is the intention of the persons named in the enclosed proxy to nominate and vote (unless such authority has been withheld in the proxy or properly revoked) in favor of the election of the persons listed below.

      The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. It is currently expected that any substitute nominee for Director who is not an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act")) also will be a non-interested person.

      Certain information concerning the nominees is set forth as follows:

                                                                                                                       Shares of
                                                                                                                    Common Stock of
                                                                                                                      the Fund
                                               Principal Occupations During                                          Beneficially
  Name and Address of                                  Past Five Years                                   Director      Owned at
        Nominee                                  and Public Directorships(1)                    Age       Since      May 25, 2001
  -------------------                          -----------------------------                    ---       -----     ---------------
William G. Barker, Jr.(2)..........   Consultant to the television industry since 1991.          68        1993          -0-
111 Parsonage Road
Greenwich, Connecticut 06830

Kazuhiko Hama(3)(4)................   President of the Fund since June 2001; President and       55        2001          -0-
180 Maiden Lane                            Director of NAM-U.S.A. since June 2001;
New York, New York 10038                   Management Executive of NAM from 2000 to June 2001;
                                           Senior Officer of NAM from 1999 to 2000; Director of
                                           NAM (formerly The Nomura Securities Investment
                                           Trust Management Co., Ltd.) from 1996 to 1998.

                                                                                                                       Shares of
                                                                                                                    Common Stock of
                                                                                                                      the Fund
                                               Principal Occupations During                                          Beneficially
  Name and Address of                                  Past Five Years                                   Director      Owned at
        Nominee                                  and Public Directorships(1)                    Age       Since      May 25, 2001
  -------------------                          -----------------------------                    ---       -----     ---------------

Chor Weng Tan(2)...................   Managing Director for Education, The American              64        1993         2,500
3 Park Avenue                              Society of Mechanical Engineering since 1991;
New York, New York 10016                   Director of Tround International, Inc. from
                                           1984 to 1997.

Arthur R. Taylor(2)................   President of Muhlenberg College since 1992; Dean of        65        1993          -0-
2400 Chew Street                           the Faculty of Business of Fordham University
Allentown, Pennsylvania 18104              from 1985 to 1992; Chairman of Arthur R. Taylor
                                           & Co. (Investment firm); and Director of
                                           Louisiana Land & Exploration Company and Pitney
                                           Bowes, Inc. from 1982 to 1997.

John F. Wallace(3).................   Vice President of the Fund from 1997 to 2000 and           72        1993         1,000
17 Rhoda Street                            Secretary and Treasurer of the Fund from 1993
West Hempstead, New York 11552             to 1997; Senior Vice President of NAM-U.S.A.
                                           from 1981 to 2000, Secretary from 1976 to 2000,
                                           Treasurer from 1984 to 2000 and Director from
                                           1986 to 2000.

----------
(1) Each of the nominees is also a director of Japan OTC Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc., investment companies for which NAM-U.S.A. acts as manager and NAM acts as investment adviser. NAM-Singapore also acts as investment adviser to Nomura Pacific Basin Fund, Inc.

(2)   Member of Audit Committee and Nominating Committee of the Board of
      Directors.

(3)   "Interested person" of the Fund as defined in the Investment Company Act.

(4) Effective mid-June 2001, Mr. Kuzuhiko Hama was elected as a Director of the Fund to fill the vacancy created by the resignation of Mr. Nobuo Katayama.

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. Currently, Messrs. Barker, Tan and Taylor are members of these Committees. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to select and nominate the Directors of the Fund. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

      During the fiscal year ended October 31, 2000, the Board of Directors held eight meetings, and the Audit Committee held two meetings and the Nominating Committee held one meeting. Each Director then in office attended at least 75% of the meetings of the Board of Directors held during the fiscal year and, if a member, of the total number of meetings of the Audit and Nominating Committees held during the period for which he served.

      Audit Committee Report. Pursuant to the Audit Committee Charter adopted by the Fund's Board of Directors on May 18, 2000, the Audit Committee's principal responsibilities are to: (i) recommend to the Board the selection, retention or termination of the Fund's independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit;
(iv) ensure that the independent auditors submit on a periodic basis a formal written statement as to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent auditors and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent auditors' independence; and (v) consider the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls. A copy of the Fund's Audit Committee Charter is attached to this Proxy Statement as Exhibit E.

      The Audit Committee has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PWC"), the Fund's independent auditors and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with PWC. The Audit Committee has considered whether the provision of non-audit services by the PWC is compatible with maintaining the independence of those auditors. At its meeting held on November 29, 2000, the Audit Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and PWC. The Audit Committee discussed with PWC their independence and considered whether the provision of services by PWC to the Fund and to NAM-USA and its affiliates was compatible with maintaining PWC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2000 Annual Report to shareholders for the fiscal year ended October 31, 2000.

      Interested Persons. The Fund considers two nominees, Messrs. Hama and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act because of the positions they hold or have held with the Fund, NAM-U.S.A. and NAM, as applicable. Mr. Hama is President of the Fund, and the President and a Director of NAM-U.S.A. Mr. Wallace is a former Vice President of the Fund and a former Senior Vice President, Secretary, Treasurer and Director of NAM-U.S.A.

      Compensation of Directors. NAM-U.S.A. pays all compensation of all Directors of the Fund who are affiliated with NAM-U.S.A. or any of its affiliates. The Fund pays to each Director not affiliated with NAM-U.S.A. an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $44,504 for the fiscal year ended October 31, 2000.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:

                                   Aggregate                                                  Total Compensation
                                 Compensation               Pension or Retirement              from Fund Complex
                               from Fund For its           Benefit Accrued as Part             Paid to Directors
                                  Fiscal Year             of Fund Expenses for its           During the Calendar
                                     Ended                    Fiscal Year Ended                   Year Ended
Name of Director*              October 31, 2000               October 31, 2000                December 31, 2000**
-----------------              -----------------          ------------------------           --------------------
William G. Barker .....              $9,000                          None                           $38,500
Kazuhiko Hama .........                  --                          None                                --
Chor Weng Tan .........              $9,000                          None                           $38,500

                                   Aggregate                                                  Total Compensation
                                 Compensation               Pension or Retirement              from Fund Complex
                               from Fund For its           Benefit Accrued as Part             Paid to Directors
                                  Fiscal Year             of Fund Expenses for its           During the Calendar
                                     Ended                    Fiscal Year Ended                   Year Ended
Name of Director*              October 31, 2000               October 31, 2000                December 31, 2000**
-----------------              -----------------          ------------------------           --------------------

Arthur R. Taylor ......              $9,000                          None                           $38,500
John F. Wallace .......              $5,917                          None                           $30,917

----------
* Mr. George H. Chittenden, a former Director of the Fund, passed away in September 2000. For the fiscal year ended October 30, 2000, Mr. Chittenden had received aggregate compensation from the Fund and the Fund Complex of $7,000 and $30,500, respectively.
** In addition to the Fund, the "Fund Complex" includes Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2000. Effective June 11, 2001, Jakarta Growth Fund, Inc. has merged into The Indonesia Fund, Inc.

      Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.


                                                                                                                        Shares of
                                                                                                                       Common Stock
                                                                                                                       of the Fund
                                                                                                                       Beneficially
                       Name and Principal Occupation                                                                     Owned at
                           During Past Five Years                               Office      Age    Officer Since       May 25, 2001
----------------------------------------------------------------------------    ------      ---    -------------       ------------
Kazuhiko Hama ................................................                 President    55         2001                 -0-
  President of the Fund since June 2001; President and Director of
        NAM-U.S.A. from 2000 to June 2001; Management Executive of NAM since
        2000; Senior Officer of NAM from 1999 to 2000; Director of NAM
        (formerly The Nomura Securities Investment Trust Management
        Co., Ltd.) from 1996 to 1998.


                                                                                                                        Shares of
                                                                                                                       Common Stock
                                                                                                                       of the Fund
                                                                                                                       Beneficially
                       Name and Principal Occupation                                                                     Owned at
                           During Past Five Years                               Office      Age    Officer Since       May 25, 2001
----------------------------------------------------------------------------    ------      ---    -------------       ------------

Keisuke Haruguchi ............................................                    Vice      50         1999                 -0-
  Senior Vice President and Director of NAM-U.S.A. since 1999; Senior          President
        Manager of NAM from 1997 to 1998; Manager of The Nomura
        Securities Co., Ltd. from 1994 to 1996.

Kenneth L. Munt...............................................                    Vice      54         2001                 -0-
  Senior Vice President and Secretary of NAM-U.S.A. since 1999; Senior        President
        Vice President of Human Resources for Middlesex Mutual Assurance
        Company from 1996 to 1999; Vice President of Human Resources for
        Mutual of Omaha from 1995 to 1996.

David G. Stoeffel ............................................                    Vice      42         1999                 -0-
  Senior Vice President of NAM-U.S.A. since 1999, Vice President since         President
        1998; Eastern Division Manager of Brinson Funds from 1997 to 1998;
        Northeast Region Funds Coordinator of Prudential Investments from
        1994 to 1997.

John J. Boretti ..............................................                Secretary     49         1997                 -0-
  Senior Vice President of NAM-U.S.A. since 1996; Compliance Officer of        and
        NAM-U.S.A. since 1997; Vice President and Chief Financial             Treasurer
        Officer of Kidder Peabody Asset Management, Inc. and Kidder,
        Peabody Mutual Funds and Vice President of Kidder, Peabody &
        Co. Inc. from 1993 to 1995.

      Stock Ownership. At May 25, 2001, the Directors and officers of the Fund as a group (nine persons) owned an aggregate of 3,500 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Mr. Hama, President of the Fund, and Mr. Haruguchi, a Vice President of the Fund, together own less than 1% of the shares of The Nomura Securities Co., Ltd. ("Nomura"), an affiliate of both NAM-U.S.A. and NAM.

                  PROPOSAL 2. APPROVAL OR DISAPPROVAL OF A NEW
                              MANAGEMENT AGREEMENT

General

      NAM-U.S.A. has served as the management company for the Fund since the Fund commenced operations in 1993. NAM-U.S.A. provides management and administrative services, including administering shareholder accounts and handling shareholder relations, to the Fund. NAM-U.S.A. is an affiliate of each of Nomura, NAM, NAM-Hong Kong and NAM-Singapore. The existing management agreement between the Fund and NAM-U.S.A. is referred to below as the Current Management Agreement.

Proposed Management Arrangements

      The Fund's Board of Directors has approved a proposal by NAM-U.S.A. and NAM for new management, investment advisory and investment sub-advisory arrangements for the Fund. Under these arrangements, NAM-Hong Kong and NAM-Singapore will become investment sub-advisers to the Fund and will supplement the role of NAM as investment adviser to the Fund. In addition, pursuant to the terms of the proposed arrangements NAM-U.S.A. has the authority, subject to prior authorization by the Fund's Board of Directors, to delegate investment discretion over all or a portion of the Fund's portfolio to NAM, and NAM has the authority, subject to prior authorization of the Fund's Board of Directors, to delegate investment discretion to NAM-Hong Kong and/or NAM-Singapore. Under the terms of the proposed arrangements, investment discretion includes both stock selection responsibilities and order placement responsibilities, each of which may be delegated separately. None of the Board of Directors, the Fund, NAM-U.S.A. or NAM is required to notify the Fund's shareholders of any such delegation. It is presently contemplated that, upon shareholder approval of the management, investment advisory and investment sub-advisory arrangements, NAM-U.S.A. will delegate investment discretion to NAM and NAM will further delegate stock selection responsibilities to NAM-Hong Kong and NAM-Singapore and order placement responsibilities to NAM-Singapore.

      NAM-U.S.A. is based in the U.S., while NAM, NAM-Hong Kong and NAM-Singapore are located in the Pacific Basin region. The proposed management, investment advisory and investment sub-advisory arrangements enable NAM, NAM-Hong Kong and NAM-Singapore (a) to trade portfolio securities currently in the local market, (b) to provide the Fund with immediate decision-making and portfolio transaction execution in the event of a crisis during which the U.S. markets are closed, and (c) to provide other services, such as daily monitoring of trading activity, to the Fund during Asian trading hours.

      NAM-U.S.A. will continue to be responsible for the settlement of trades and also will maintain a significant compliance role, including maintaining responsibility for reviewing all transactions executed by NAM, NAM-Hong Kong and NAM-Singapore, as applicable. The new management agreement between the Fund and NAM-U.S.A. (the "New Management Agreement") is proposed to be approved by a majority of the Fund's shareholders.

      The New Management Agreement is substantially identical to the Current Management Agreement, except that the New Management Agreement authorizes the delegation of investment discretion over all or a portion of the Fund's portfolio by NAM-U.S.A. to NAM, subject to the prior authorization of the Fund's Board of Directors. The management services to be provided to the Fund by NAM-U.S.A. under the New Management Agreement are identical to the management services currently provided to the Fund by NAM-U.S.A. NAM-U.S.A. has advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished to the Fund by NAM-U.S.A. As described below, the proposed New Management Agreement does not alter the rate of management compensation presently payable by the Fund to NAM-U.S.A.

      In their consideration of the New Management Agreement, the Board of Directors received information relating to, among other things, alternatives to the present arrangement, the nature, quality and extent of the management and other services to be provided to the Fund by NAM-U.S.A., and other comparative data with respect to the management fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM-U.S.A.'s representations that there will be no material adverse change in the services provided to the Fund after the approval of this proposal, the relative profitability of the present arrangement to NAM-U.S.A., and information about the services to be performed and the personnel performing such services under the proposed New Management Agreement. The independent Directors were advised by separate counsel in connection with their review of the Fund's management arrangements. After considering the factors stated above, the Board of Directors approved the New Management Agreement.

      If approved by the Fund's shareholders at the Meeting, the New Management Agreement will remain in effect until July 1, 2003, unless terminated as described below.

      The Fund's shareholders approved the Current Management Agreement on June 20, 2000. The Current Management Agreement was submitted for shareholder approval due to an increase in Nomura's ownership in NAM, NAM-U.S.A.'s parent company.

      Although the management, investment advisory and investment sub-advisory agreements consist of four separate contracts, none of the agreements will become effective unless each agreement is approved by shareholders.

Information Concerning NAM-U.S.A.

      NAM-U.S.A. provides global investment advisory services, primarily with respect to Japanese and other Pacific Basin securities, for U.S. institutional clients. NAM-U.S.A. acts as one of the investment advisers to four other investment companies, two of which are U.S. registered investment companies. NAM-U.S.A. is a wholly-owned subsidiary of NAM.

      The following table sets forth the name, title and principal occupations of the principal executive officers and directors of NAM-U.S.A. effective mid-June 2001.

                                                                     Present Principal
             Name*                 Title with NAM-U.S.A.                 Occupation
             -----                 ---------------------                 ----------
Kazuhiko Hama.................   Director and President          Director and President of
                                                                    NAM-U.S.A.

Keisuke Haruguchi.............   Director, Senior Vice           Director, Senior Vice
                                   President and Treasurer          President and Treasurer of
                                                                    NAM-U.S.A.

Marti G. Subramanyam..........   Director                        Professor of Finance and
                                                                    Economics, New York
                                                                    University, Leonard N.
                                                                    Stern School of Business
                                                                    Administration

John J. Boretti...............   Senior Vice President and       Senior Vice President and
                                   Compliance Officer               Compliance Officer of
                                                                    NAM-U.S.A.

Michael A. Morrongiello.......   Senior Vice President           Senior Vice President of
                                                                    NAM-U.S.A.

Kenneth L. Munt...............   Senior Vice President and       Senior Vice President and
                                   Secretary                        Secretary of NAM-U.S.A.

David G. Stoeffel.............   Senior Vice President           Senior Vice President of
                                                                    NAM-U.S.A.

----------
* The address of each director and officer of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038, except that the address for Mr. Subramanyam is Leonard N. Stern School of Business, New York University, 44 West Fourth Street, New York, New York 10012.

Terms of the New Management Agreement

      A copy of the form of the New Management Agreement is set forth as Exhibit
A. The terms of that agreement are summarized below. As discussed above, the proposed agreement is substantively identical to the agreement under which the Fund currently operates, except that the New Management Agreement authorizes the delegation of investment discretion over all or a portion of the Fund's portfolio by NAM-U.S.A. to NAM, subject to the prior authorization of the Fund's Board of Directors. The proposed New Management Agreement does not change the amount of management fees payable by the Fund to NAM-U.S.A.

      Under the New Management Agreement, NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Fund's Board of Directors. In addition to the management of the Fund's portfolio in accordance with the Fund's investment objective and policies, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the making decisions to buy, sell or hold particular securities, the trading of portfolio securities, and the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. Under the agreement, NAM-U.S.A. is authorized to retain NAM to act as an investment adviser for the Fund and to delegate investment discretion over all or a portion of the Fund's portfolio to NAM, subject to the prior authorization of the Fund's Board of Directors.

Compensation and Expenses

      As described above, the management compensation presently payable by the Fund to NAM-U.S.A. will remain the same under the proposed New Management Agreement. As compensation for its services to the Fund, NAM-U.S.A. will receive a monthly fee, computed daily, at the annual rate of 1.10% of the value of the Fund's average weekly net assets. Effective June 30, 2000, NAM-U.S.A. voluntarily reduced its management fee from 1.10% to .95% of the Fund's average weekly net assets. In connection with the approval of the New Management Agreement, NAM-U.S.A. will maintain the voluntary fee reduction described above, until such time as NAM-U.S.A. and the Board of Directors mutually agree to reinstate the full management fee. The fee payable to NAM-U.S.A. is higher than that paid by most management investment companies, but NAM-U.S.A. believes it is comparable to fees paid by other international funds. For the services rendered during the fiscal year ended October 31, 2000, the Fund accrued, under generally accepted accounting principles, fees of $492,340, after a voluntary fee waiver of $19,311, and paid NAM-U.S.A. fees of $510,079 on a cash basis. At May 25, 2001, the net assets of the Fund aggregated approximately $30.8 million. At this net asset level, the annual management fee, after the voluntary fee reduction described above, would aggregate approximately $292,600.

      The New Management Agreement obligates NAM-U.S.A. to pay all compensation of and furnish office space for officers of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of NAM-U.S.A. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal, tax and auditing services, costs of printing proxies, listing fees, stock certificates, shareholder reports, prospectuses, charges of the custodian, sub-custodians and transfer agent, Securities and Exchange Commission (the "Commission") fees, expenses of registering the shares under Federal, state and foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily/weekly calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      For the fiscal year ended October 31, 2000, the Fund paid brokerage commissions of $175,948. Nomura earned $8,714 (4.9% of total brokerage commissions) in commissions from the Fund on the execution of such portfolio security transactions.

      The following table sets forth information relating to the U.S. registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-U.S.A. and its affiliates act as manager:

                                                                              Approximate Net Assets
                                                                                 at May 25, 2001
      Investment Company                Annual Management Fees                      (Millions)
      ------------------                ----------------------                       ---------
Japan OTC Equity Fund, Inc.                                                           $130.3
Manager:                                  Management Fee:
NAM-U.S.A.                                1.10% of net assets not in
                                          excess of $50 million, 1.00%
                                          of net assets in excess of $50
                                          million, but not exceeding
                                          $100 million, .90% of net
                                          assets in excess of $100
                                          million but not exceeding
                                          $175 million, and .80% of net
                                          assets in excess of $175
                                          million.

Nomura Pacific Basin Fund, Inc.                                                       $10.4
Manager:                                   Management Fee:
NAM-U.S.A.                                 .75% of net assets.(1)

----------
(1) NAM-U.S.A. has agreed to limit Nomura Pacific Basin Fund Inc.'s annualized expenses for each class of shares. As a result, NAM-U.S.A. may waive all or a portion of its management fee and/or bear additional expenses.

Duration and Termination

      As indicated above, the New Management Agreement will remain in effect until July 1, 2003 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the Fund's shareholders.

             PROPOSAL 3. APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
                               ADVISORY AGREEMENT

General

      NAM, the parent company of NAM-U.S.A., has served as the Fund's investment adviser since the Fund commenced operations in 1993. NAM is a subsidiary of Nomura, which is the largest securities company in Japan. NAM currently provides economic research, securities analysis and investment recommendations to the Fund. The existing agreement between NAM-U.S.A. and NAM is referred to below as the Current Advisory Agreement.

Proposed Investment Advisory Arrangements

      As described above, the Fund's Board of Directors has approved a proposal by NAM-U.S.A. and NAM for new management, investment advisory and investment sub-advisory arrangements for the Fund. Under these arrangements, NAM-U.S.A. has the authority, subject to prior authorization by the Fund's Board of Directors, to delegate investment discretion over all or a portion of the Fund's portfolio to NAM, NAM-Hong Kong and/or NAM-Singapore. Additionally, NAM is authorized to enter into investment sub-advisory agreements with NAM-Hong Kong and NAM-Singapore, and NAM has the authority, subject to prior authorization by the Fund's Board of Directors, to delegate investment discretion for the Fund to NAM-Hong Kong and/or NAM-Singapore. None of the Board of Directors, the Fund, NAM-U.S.A. or NAM is required to notify the Fund's shareholders of any such delegation. It is presently contemplated that, upon shareholder approval of the management, investment advisory and investment sub-advisory arrangements, NAM-U.S.A. will delegate investment discretion to NAM and NAM, with the prior authorization of the Fund's Board of Directors, will further delegate stock selection responsibilities to NAM-Hong Kong and NAM-Singapore and order placement responsibilities to NAM-Singapore. The new investment advisory agreement between NAM-U.S.A. and NAM (the "New Advisory Agreement") is proposed to be approved by a majority of the Fund's shareholders.

      The New Advisory Agreement is substantially identical to the Current Advisory Agreement, except that the New Advisory Agreement (a) authorizes the delegation of investment discretion over all or a portion of the Fund's portfolio by NAM-U.S.A. to NAM, (b) authorizes NAM to enter into investment sub-advisory agreements with NAM-Hong Kong and NAM-Singapore, and (c) authorizes the delegation of investment discretion by NAM to NAM-Hong Kong and/or NAM-Singapore, subject to the prior authorization of the Fund's Board of Directors. The services to be provided by NAM under the New Advisory Agreement are identical to the services currently provided to the Fund by NAM, except with respect to the use of investment sub-advisers and the delegation of investment discretion. NAM has advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished to the Fund by NAM. As described below, the proposed New Advisory Agreement does not alter the rate of investment advisory compensation presently payable by NAM-U.S.A. to NAM. The Fund does not compensate NAM for its investment advisory services under the Current or New Advisory Agreements.

      In their consideration of the New Advisory Agreement, the Board of Directors received information relating to, among other things, alternatives to the present arrangement, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM, and other comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM's representations that there will be no material adverse change in the services provided to the Fund after the approval of this proposal, the relative profitability of the present arrangement to NAM, and information about the services to be performed and the personnel performing such services under the proposed New Advisory Agreement. The independent Directors were advised by separate counsel in connection with their review of the Fund's investment advisory arrangements. After considering the factors stated above, the Board of Directors approved the New Advisory Agreement.

      If approved by the Fund's shareholders at the Meeting, the New Advisory Agreement will remain in effect until July 1, 2003, unless terminated as described below.

      The Fund's shareholders approved the Current Advisory Agreement on June 20, 2000. The Current Advisory Agreement was submitted for shareholder approval due to an increase in Nomura's ownership in NAM.

      Although the management, investment advisory and investment sub-advisory agreements consist of four separate contracts, none of the agreements will become effective unless each agreement is approved by shareholders.

Information Concerning NAM

      NAM provides investment advisory services for Japanese and international clients. In addition to the Fund, NAM acts as an investment adviser with respect to the following U.S. registered investment companies: Japan OTC Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc.

      The following table sets forth the name, title and principal occupation of the principal executive officers of NAM.

                                                                                       Present Principal
                   Name*                    Title with NAM                                Occupation
                   -----                    --------------                                ----------
Akira Kiyokawa.................       President and CEO                             President and CEO of NAM
Atsushi Kinebuchi..............       Executive Vice President                      Executive Vice President of NAM
Takanori Tanabe................       Director and Principal Executive Officer      Director and Principal Executive Officer of NAM
Hisaaki Hino...................       Director and Principal Executive Officer      Director and Principal Executive Officer of NAM
Takanori Shimiziu..............       Director and Senior Executive Officer         Director and Senior Executive Officer of NAM
Akio Nakaniwa..................       Director and Senior Executive Officer         Director and Senior Executive Officer of NAM
Masato Tanaka..................       Director and Senior Executive Officer         Director and Senior Executive Officer of NAM
Yukio Suzuki...................       Senior Executive Officer                      Senior Executive Officer of NAM
Yasunobu Watase................       Senior Executive Officer                      Senior Executive Officer of NAM

                                                                                       Present Principal
                   Name*                    Title with NAM                                Occupation
                   -----                    --------------                                ----------
Takahide Mizuno................       Senior Executive Officer                      Senior Executive Officer of NAM
Mitsunori Minamio..............       Executive Officer                             Executive Officer of NAM
Takashi Harino.................       Executive Officer                             Executive Officer of NAM
Yuji Miyachi...................       Executive Officer                             Executive Officer of NAM
Masami Kitaoka.................       Executive Officer                             Executive Officer of NAM
Norio Kinoshita................       Executive Officer                             Executive Officer of NAM
Toshiki Sada...................       Executive Officer                             Executive Officer of NAM
Kazuhiro Yamashita.............       Executive Officer                             Executive Officer of NAM
Shigeru Fujinuma...............       Executive Officer                             Executive Officer of NAM
Hirokatsu Ogawa                       Executive Officer                             Executive Officer of NAM

----------
* The address of each director and the principal executive officers is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Terms of the New Advisory Agreement

      A copy of the form of the New Advisory Agreement is set forth as Exhibit
B. The terms of that agreement are summarized below. As discussed above, the proposed agreement is substantively identical to the Current Advisory Agreement, except that the New Investment Advisory Agreement (a) authorizes the delegation of investment discretion over all or a portion of the Fund's portfolio by NAM-U.S.A. to NAM, (b) authorizes NAM to enter into investment sub-advisory agreements with NAM-Hong Kong and NAM-Singapore, and (c) authorizes the delegation of investment discretion by NAM to NAM-Hong Kong and NAM-Singapore, subject to the prior authorization of the Fund's Board of Directors. The proposed New Advisory Agreement does not change the amount of investment advisory fees payable by NAM-U.S.A. to NAM.

      Under the New Advisory Agreement, NAM agrees to furnish NAM-U.S.A. with economic research, securities analysis and investment recommendations, to review and render investment advice with respect to the Fund and, if authorized by the Fund's Board of Directors, to make decisions to buy, sell or hold particular securities and to execute portfolio transactions. NAM is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. Under the agreement, NAM is authorized to retain NAM-Hong Kong and NAM-Singapore to act as investment sub-advisers for the Fund and to delegate investment discretion over all or a portion of the Fund's portfolio to NAM-Hong Kong and/or NAM-Singapore, subject to the prior authorization of the Fund's Board of Directors.

Compensation and Expenses

      As described above, the investment advisory compensation presently payable by NAM-U.S.A. to NAM will remain the same under the proposed New Advisory Agreement. As compensation for its services to the Fund, NAM-U.S.A. will pay NAM monthly fees at the annual rate of .55% of the Fund's average weekly net assets. For the services rendered during the fiscal year ended October 31, 2000, NAM-U.S.A. accrued, under generally accepted accounting principles, fees of $255,616 and paid NAM fees of $262,729 on a cash basis. At May 25, 2001, the net assets of the Fund aggregated approximately $30.8 million. At this net asset level, the fee received by NAM from NAM-U.S.A. would aggregate approximately $169,400.

      The New Advisory Agreement obligates NAM to pay all of the costs, charges and expenses incurred by NAM in carrying out its obligations under the Agreement.

      The following table sets forth information relating to the U.S. registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM and its affiliates act as investment adviser:

                                                                                                        Approximate Net
                                                                                                           Assets at
                                                                                                          May 25, 2001
     Investment Company                               Annual Advisory Fees                                 (Millions)
     ------------------                               --------------------                                 ----------
Japan OTC Equity Fund, Inc.                                                                                  $130.3
Investment Adviser:                             Investment Advisory Fee:
NAM                                             .50% of net assets not in excess of $50 million,
                                                .45% of net assets in excess of $50 million but
                                                not exceeding $100 million, .40% of net assets in
                                                excess of $100 million, but not exceeding $175
                                                million, and .35% of net assets in excess of $175
                                                million paid by NAM-U.S.A.

Nomura Pacific Basin Fund, Inc.                                                                               $10.4
Investment Advisers:                            Investment Advisory Fee:
NAM                                             .26125% of net assets; paid by
                                                NAM-U.S.A. to NAM(1)

NAM-Singapore                                   .0275% of net assets; paid by
                                                NAM-U.S.A. to NAM-Singapore(1)

----------
(1) NAM and NAM-Singapore have agreed to limit Nomura Pacific Basin Fund, Inc.'s annualized expenses for each class of shares. As a result, NAM and NAM-Singapore may waive all or a portion of their investment advisory fee and/or bear additional expenses.

Duration and Termination

      As indicated above, the New Investment Advisory Agreement will remain in effect until July 1, 2003 and thereafter, but only so long as the New Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the Fund's shareholders.

          PROPOSAL 4. APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT SUB-
                ADVISORY AGREEMENT BETWEEN NAM AND NAM-HONG KONG

Proposed Investment Sub-Advisory Arrangements

      As described above, the Fund's Board of Directors has approved a proposal by NAM-U.S.A. and NAM for new management, investment advisory and investment sub-advisory arrangements for the Fund. Under these arrangements, NAM is authorized to enter into an investment sub-advisory agreement with NAM-Hong Kong and has the authority, subject to prior authorization by the Fund's Board of Directors, to delegate investment discretion over all or a portion of the Fund's portfolio to NAM-Hong Kong.

      NAM-Hong Kong is a wholly-owned subsidiary of NAM that provides investment advisory services relating to Pacific Basin securities other than Japanese securities. In recommending the proposed investment sub-advisory arrangement, NAM advised the Fund's Board of Directors that NAM believed that it would be appropriate in managing the Fund's assets to include NAM-Hong Kong as part of the formal management group of the Fund and for NAM-Hong Kong to be compensated by NAM. NAM expects that NAM-Hong Kong will supplement the investment advice provided to the Fund by NAM and NAM-Singapore. It is currently expected that NAM will delegate investment discretion over all or a portion of the Fund's portfolio to NAM-Hong Kong upon shareholder approval of the new management, investment advisory and investment sub-advisory arrangements. None of the Board of Directors, the Fund, NAM-U.S.A. or NAM is required to notify the Fund's shareholders of any such delegation. Shareholder approval of the new investment sub-advisory agreement between NAM and NAM-Hong Kong (the "Hong Kong Sub-Advisory Agreement") includes approval of any future delegation of investment discretion to NAM-Hong Kong. It is proposed that the Hong Kong Sub-Advisory Agreement be approved by a majority of the Fund's shareholders.

            In their consideration of the Hong Kong Sub-Advisory Agreement, the Board of Directors received information relating to, among other things, alternatives to the Hong Kong Sub-Advisory Agreement, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM-Hong Kong, other comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM's representations that there will be no material adverse change in the services provided to the Fund after the approval of this proposal, the relative profitability of the present arrangements to NAM, and information about the services to be performed and the personnel performing such services under the Hong Kong Sub-Advisory Agreement. The independent Directors were advised by separate counsel in connection with their review of the Fund's sub-advisory arrangements. After considering the factors stated above, the Board of Directors approved the Hong Kong Sub-Advisory Agreement.

      If approved by the Fund's shareholders at the Meeting, the Hong Kong Investment Advisory Agreement will remain in effect until July 1, 2003, unless terminated as described below. The Fund's management and investment advisory arrangements were last approved by its stockholders on June 20, 2000.

      Although the management, investment advisory and investment sub-advisory agreements consist of four separate contracts, none of the agreements will become effective unless each agreement is approved by shareholders.

Information Concerning NAM-Hong Kong

      NAM-Hong Kong provides investment advisory services for Japanese and International clients. Presently, NAM-Hong Kong does not act as investment adviser with respect to any U.S. registered investment companies.

      The following table sets forth the name, title and principal occupation of the principal executive officers of NAM-Hong Kong. NAM-Hong Kong does not have a Board of Directors.

    Name*                      Title with NAM-Hong Kong                      Present Principal Occupation
    ----                       ------------------------                      ----------------------------
Shigeru Fujinuma                Co-President and Managing Director            Co-President and Managing
                                                                              Director of NAM-Hong Kong

Noritada Ishikawa               Co-President and Managing Director            Co-President and Managing
                                                                              Director of NAM-Hong Kong

------------

* The address of the principal executive officers is 32nd Floor, Citibank Tower, Citibank Plaza, Hong Kong.

Terms of the Hong Kong Sub-Advisory Agreement

      A copy of the form of the Hong Kong Sub-Advisory Agreement is set forth as Exhibit C. The terms of that agreement are summarized below. The Hong Kong Sub-Advisory Agreement does not alter the rate of investment advisory compensation presently payable by NAM-U.S.A. to NAM.

      Under the Hong Kong Sub-Advisory Agreement, NAM-Hong Kong agrees to furnish NAM with economic research, securities analysis and investment recommendations, to review and render investment advice with respect to the Fund and, if authorized by NAM and the Fund's Board of Directors, to make decisions to buy, sell or hold particular securities and to execute portfolio transactions. NAM-Hong Kong is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

Compensation and Expenses

      As described above, the investment advisory compensation presently payable by NAM-U.S.A. to NAM will remain the same despite the new Hong Kong Sub-Advisory Agreement. The Fund will not compensate NAM-Hong Kong for its investment sub-advisory services. As compensation for its services to the Fund, NAM will pay to NAM-Hong Kong monthly fees at the annual rate of .05% of the Fund's average weekly net assets out of its compensation received pursuant to its investment advisory agreement with NAM-U.S.A.

      The Hong Kong Sub-Advisory Agreement obligates NAM-Hong Kong to pay all of the costs, charges and expenses incurred by NAM-Hong Kong in carrying out its obligations under the Agreement.

Duration and Termination

      As indicated above, the Hong Kong Sub-Advisory Agreement will remain in effect until July 1, 2003, and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the Fund's shareholders.

             PROPOSAL 5. APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
              SUB-ADVISORY AGREEMENT BETWEEN NAM AND NAM-SINGAPORE

Proposed Investment Sub-Advisory Arrangements

      As described above, the Fund's Board of Directors has approved a proposal by NAM-U.S.A. and NAM for new management, investment advisory and investment sub-advisory arrangements for the Fund. Under these arrangements, NAM is authorized to enter into an investment sub-advisory agreement with NAM-Singapore and has the authority, subject to prior authorization by the Fund's Board of Directors, to delegate investment discretion over all or a portion of the Fund's portfolio to NAM-Singapore.

      NAM-Singapore is a wholly-owned subsidiary of NAM that provides investment advisory services relating to Pacific Basin securities other than Japanese securities. In recommending the proposed investment sub-advisory arrangement, NAM advised the Fund's Board of Directors that NAM believed that it would be appropriate in managing the Fund's assets to include NAM-Singapore as part of the formal management group of the Fund and for NAM-Singapore to be compensated by NAM. NAM expects that NAM-Singapore will supplement the investment advice provided to the Fund by NAM and NAM-Hong Kong. It is currently expected that NAM will delegate investment discretion over all or a portion of the Fund's portfolio to NAM-Singapore upon shareholder approval of the new management, investment advisory and investment sub-advisory arrangements. None of the Board of Directors, the

Fund, NAM-U.S.A. or NAM is required to notify the Fund's shareholders of any such changes in delegation. Under the new investment sub-advisory agreement between NAM and NAM-Singapore (the "Singapore Sub-Advisory Agreement"), it is expected that NAM-Singapore will trade portfolio securities in the local market, provide immediate decision-making and portfolio execution capabilities in the event of a crisis during which the U.S. markets are closed and daily monitoring of trading activity during Asian trading hours. It is proposed that the Singapore Sub-Advisory Agreement be approved by a majority of the Fund's shareholders.

      In their consideration of the Singapore Sub-Advisory Agreement, the Board of Directors received information relating to, among other things, alternatives to the Singapore Sub-Advisory Agreement, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM-Singapore, other comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM's representations that there will be no material adverse change in the services provided to the Fund after the approval of this proposal, the relative profitability of the present arrangements to NAM, and information about the services to be performed and the personnel performing such services under the Singapore Sub-Advisory Agreement. The independent Directors were advised by separate counsel in connection with their review of the Fund's sub-advisory arrangements. After considering the factors stated above, the Board of Directors approved the Singapore Sub-Advisory Agreement.

      If approved by the Fund's shareholders at the Meeting, the Singapore Sub-Advisory Agreement will remain in effect until July 1, 2003, unless terminated as described below. The Fund's management and investment advisory arrangements were last approved by its stockholders on June 20, 2000.

      Although the management, investment advisory and investment sub-advisory agreements consist of four separate contracts, none of the agreements will become effective unless each agreement is approved by shareholders.

Information Concerning NAM-Singapore

      NAM-Singapore provides investment advisory services for Japanese and International clients. Presently, NAM-Singapore acts as investment adviser with respect to the following U.S. registered investment companies: Nomura Pacific Basin Fund, Inc.

      The following table sets forth the name, title and principal occupation of the principal executive officers of NAM-Singapore. NAM-Singapore does not have a Board of Directors.

    Name*                   Title with NAM-Singapore         Present Principal Occupation
    -----                   ------------------------         ----------------------------
Yoshimitsu Matsuki             Managing Director             Managing Director of NAM-Singapore
Hirokazu Maki                      Director                     Director of NAM-Singapore

-------------
*The address of the principal executive officers is 6 Battery Road, #40-02 Singapore 049909.

Terms of the Singapore Sub-Advisory Agreement

      A copy of the form of the Singapore Sub-Advisory Agreement is set forth as Exhibit D. The terms of that agreement are summarized below. The Singapore Sub-Advisory Agreement does not alter the rate of investment advisory compensation payable by NAM-U.S.A. to NAM.

      Under the Singapore Sub-Advisory Agreement, NAM-Singapore agrees to furnish NAM with economic research, securities analysis and investment recommendations, to review and render investment advice with respect to the Fund and, if authorized by NAM and the Fund's Board of Directors, to make decisions to buy, sell or hold particular securities and to execute portfolio transactions. It is currently expected that NAM will delegate investment discretion over all or a portion of the Fund's portfolio to NAM-Singapore upon shareholder approval of the new management, investment advisory and investment sub-advisory arrangements. NAM-Singapore is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

Compensation and Expenses

      As described above, the investment advisory compensation presently payable by NAM-U.S.A. to NAM will remain the same despite the new Singapore Sub-Advisory Agreement. The Fund will not compensate NAM-Singapore for its investment sub-advisory services.

      As compensation for its investment advisory services to the Fund, NAM will pay NAM-Singapore monthly fees at the annual rate of .05% of the Fund's average weekly net assets out of its compensation received pursuant to its investment advisory agreement with NAM-U.S.A. If NAM, with prior authorization of the Fund's Board of Directors, delegates investment discretion over a portion or all of the Fund's assets to NAM-Singapore, NAM will pay NAM-Singapore a total fee of
 .25% of the Fund's average weekly net assets out of its compensation received pursuant to its investment advisory agreement with NAM-U.S.A. It is currently expected that NAM will delegate investment discretion over all or a portion of the Fund's portfolio to NAM-Singapore upon shareholder approval of the new management, investment advisory and investment sub-advisory arrangements.

      The Singapore-Advisory Agreement obligates NAM-Singapore to, if authorized by NAM and the Fund's Board of Directors, make decisions to buy, sell or hold particular securities and trade portfolio securities. NAM-Singapore is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

      The following table sets forth information relating to the U.S. registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-Singapore acts as investment adviser:

                                                                            Approximate Net
                                                                               Assets at
                                                                             May 25, 2001
      Investment Company            Annual Advisory Fees                      (Millions)
      ------------------            --------------------                      ----------
Nomura Pacific Basin Fund, Inc.                                                  $10.4
Investment Advisers:                Investment Advisory Fee:
NAM                                 .26125% of net assets; paid by
                                    NAM-U.S.A. to NAM (1)

NAM-Singapore                       .0275% of net assets; paid by
                                    NAM-U.S.A. to NAM-Singapore(1)

----------
(1) NAM and NAM-Singapore have agreed to limit Nomura Pacific Basin Fund, Inc.'s annualized expenses for each class of shares. As a result, NAM and NAM-Singapore may waive all or a portion of their investment advisory fee and/or bear additional expenses.

Duration and Termination

      As indicated above, the Singapore Sub-Advisory Agreement will remain in effect until July 1, 2003, and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the Fund's shareholders.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The City of London Investment Group PLC, an English Corporation, ("COL") has reported a 9.25% beneficial ownership of the Fund's Common Stock as of February 12, 2001. COL is located at 10 Eastcheap, London EC3M1LX England.

      To the knowledge of the management of the Fund, COL is the only beneficial owner of more than 5% of the Fund's outstanding shares.

                                                        Shares of Common Stock     Percentage of the Fund's
                                                         the Fund Beneficially     Common Stock Owned at
         Name of Beneficial Owner                        Owned at May 25, 2001        May 25, 2001
         ------------------------                        ---------------------        ------------
City of London Investment Group PLC.........                     778,200                  9.25%

                             ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

      The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and accompanying Notice of Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Georgeson Shareholder ("Georgeson"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $4,000, together with reimbursement of such firm's expenses. Georgeson is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker dealers, telephonic communication with shareholders and broker dealers and monitoring of voting results.

Independent Auditor's Fees

      The following table sets forth the aggregate fees paid to PWC, independent accountants for the Fund, for the Fund's fiscal year ended October 31, 2000 for professional services rendered for: (i) the audit of the Fund's annual financial statements; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A., and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund. The Fund's Audit Committee has considered whether the provision of non-audit services under clause (iii) is compatible with maintaining the independence of the independent accountants with the Fund.

                                    Audit Fees      Financial Information
                                    Charged to       Systems Design and         All
             Fund                    the Fund        Implementation Fees     Other Fees*      Fiscal Year End
             ----                    --------        ------------------      -----------      ---------------
Korea Equity Fund.............       $36,000                None                $51,500        October 31, 2000

----------
*     $15,500 of these other non-audit services relate to the Fund.

Voting Requirements

      The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund's shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund's shareholders. No additional notice will be provided to you in the event the Meeting is adjourned unless otherwise required by Maryland law.

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

      (1) FOR the election of the five Board of Directors nominees;

      (2) FOR approval of a new Management Agreement between the Fund and NAM-U.S.A.;

      (3) FOR approval of a new Investment Advisory Agreement between NAM-U.S.A. and NAM;

      (4) FOR approval of a new Investment Sub-Advisory Agreement between NAM and NAM-Hong Kong; and

      (5) FOR approval of a new Investment Sub-Advisory Agreement between NAM and NAM-Singapore.

      The election of Directors (Item 1) requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Approval of each of the New Management Agreement (Item 2), the New Investment Advisory Agreement (Item 3), the Hong Kong Sub-Advisory Agreement (Item 4) and the Singapore Sub-Advisory Agreement (Item 5) requires the vote of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act, is the vote (a) 67% or more of the shares of the Fund present at the meeting of its shareholders if more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares whichever is less. If any of the New Management Agreement, the New Investment Advisory Agreement, the Hong Kong Sub-Advisory Agreement or the Singapore Sub-Advisory Agreement is not approved by shareholders at the Meeting, the Board of Directors will reconsider the Fund's management, investment advisory and sub-advisory arrangements.

Broker Non-Votes and Abstentions

      The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund on behalf of its beneficial shareholders, will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. Under the rules of the New York Stock Exchange, the Boston Stock Exchange and the Osaka Securities Exchange, broker-dealers and the JSCC may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm's or the JSCC's request for voting instructions. Broker-dealer firms, including the JSCC, will not be permitted to grant voting authority without instructions with respect to Items 2-5. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms and the JSCC to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors (Item 1). Abstentions and broker non-votes will have the same effect as a vote against the approval of each of the New Management Agreement (Item 2), the New Investment Advisory Agreement (Item 3), the Hong Kong Sub-Advisory Agreement (Item 4) and the Singapore Sub-Advisory Agreement (Item 5).

Address of Manager, Investment Adviser and Investment Sub-Advisers

      The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan. The address of NAM-Hong Kong is 32nd Floor, Citibank Tower, Citibank Plaza, Hong Kong. The address of NAM-Singapore is 6 Battery Road, #40-02 Singapore 049909.

Annual Report Delivery

      The Fund sends annual, semi-annual and quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and any semi-annual and quarterly reports succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by February 11, 2002. By Order of the Board of Directors


                                         JOHN J. BORETTI
                                            Secretary

New York, New York
Dated: June 19, 2001

                                                                       Exhibit A

                              MANAGEMENT AGREEMENT

      AGREEMENT made this ____ day of ____, 2001, by and between KOREA EQUITY FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund"), and NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager").

                              W I T N E S S E T H:

      WHEREAS, the Fund is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                              Duties of the Manager

      The Fund hereby retains the Manager to act as the manager of the Fund and to furnish the Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

      (a) Management and Administrative Services. The Manager shall perform, or supervise the performance of, the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Manager shall provide the Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Fund, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall generally monitor the Fund's compliance with investment policies and restrictions as set forth in filings made by the Fund under Federal securities laws. The Manager shall make reports to the Board of Directors of the Fund of the performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Manager and each of its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      (b) Investment Advisory Services. The Manager shall provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund. The Manager shall act as investment adviser to the Fund and as such shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Manager shall make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Manager shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers and dealers and the placing of such orders, the Manager is directed at all times to seek to obtain execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under Federal securities laws. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it, or the Fund, is affiliated.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      (a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Fund and all directors of the Fund who are "affiliated persons" (as defined in the Investment Company Act) of the Manager.

            (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: organization costs, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses, charges of the Custodian, any Sub-Custodian and Transfer and Dividend Disbursing Agent, expenses of portfolio transactions, Securities and Exchange Commission and stock exchange fees, expenses of registering the Fund's shares under Federal, state and foreign laws, expenses of administering any dividend reinvestment plan (except to the extent set forth in such plan), fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by the Fund.

                                   ARTICLE III

                           Compensation of the Manager

      For the services rendered, the equipment and facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a fee at the annual rate of 1.10% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, minus the sum of liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV

                        Retention of Investment Adviser

      This Agreement is entered into with the understanding that the Manager will enter into a separate Investment Advisory Agreement with Nomura Asset Management Co., Ltd. in the form attached hereto as Exhibit A, in which the Manager will contract for advisory services and pay the Investment Adviser compensation for its services out of the compensation received hereunder pursuant to Article III at the rates set forth therein. Such Investment Advisory Agreement will be coterminous with this Management Agreement. The Fund acknowledges that the Manager, with the prior authorization of the Fund's Board of Directors, may delegate its investment discretion set forth in Article I(b) hereof to the Investment Adviser.

                                    ARTICLE V

                     Limitation of Liability of the Manager

      The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article V, the term "Manager" shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager as well as that corporation itself.

                                   ARTICLE VI

                            Activities of the Manager

      The services of the Manager to the Fund are not to be deemed to be exclusive, the Manager and any person controlled by or under common control with the Manager (for purposes of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Manager and its affiliates are or may become similarly interested in the Fund, and that the Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE VII

                   Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force until [o], 2003 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII

                           Amendments of the Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.

                                   ARTICLE IX

                          Definitions of Certain Terms

      The terms "vote of a majority of outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X

                                 Governing Law

      This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                         KOREA EQUITY FUND, INC.

                                         By_________________________


                                         NOMURA ASSET MANAGEMENT U.S.A. INC.

                                         By__________________________

                                                                       Exhibit B

                          INVESTMENT ADVISORY AGREEMENT


      AGREEMENT made this [o] day of [o] 2001, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser").

                              W I T N E S S E T H :

      WHEREAS, Korea Equity Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Manager has entered into a Management Agreement with the Fund of even date herewith (the "Management Agreement"); and

      WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                        Duties of the Investment Adviser

      The Manager hereby retains the Investment Adviser to act as the investment adviser of the Fund and to furnish the Fund with the investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. In addition, the Manager may delegate to the Investment Adviser investment discretion over all or a portion of the Fund's assets. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

      (a) Research Services. Subject to the broad supervision of the Manager and the Fund, the Investment Adviser shall provide the Manager with such economic research and securities analysis as the latter may from time to time consider necessary for the proper supervision of the Fund's assets.

      (b) Investment Discretionary Services. To the extent that the Manager, with the prior authorization of the Fund's Board of Directors, delegates investment discretion in writing to the Investment Adviser, the Investment Adviser shall provide the Fund with such investment advice and supervision as the Fund may from time to time consider necessary for the proper supervision of those assets of the Fund for which the Investment Adviser has been delegated investment discretion. The Investment Adviser shall furnish continuously an investment program for such assets of the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of such assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Investment Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Investment Adviser shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to such portfolio securities shall be exercised. Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above.

      To the extent that the Manager delegates such authority in writing to the Investment Adviser, the Investment Adviser shall place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers and dealers and the placing of such orders, the Investment Adviser is directed at all times to seek to obtain execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under Federal securities laws. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it, or the Fund, is affiliated.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III

                     Compensation of the Investment Adviser

      For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee at the annual rate of .55% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof. To the extent that the Manager, with the prior authorization of the Fund's Board of Directors, delegates investment discretion over a portion or all of the Fund's assets to the Investment Adviser, and the Investment Adviser further delegates such investment discretion to Nomura Asset Management Hong Kong Limited and/or Nomura Asset Management Singapore Limited, it is understood that a portion of such compensation is being paid by the Manager to the Investment Adviser as agent for the Investment Sub-advisers referenced in Article IV hereof, and that the Investment Adviser will remit such compensation to the Investment Sub-advisers pursuant to the Investment Sub-Advisory Agreements referenced in such Article IV.

      For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV

                       Investment Sub-Advisory Agreements

      This Agreement is entered into with the understanding that the Investment Adviser will enter into Investment Sub-Advisory Agreements with each of Nomura Asset Management Singapore Limited and Nomura Asset Management Hong Kong Limited, substantially in the forms attached hereto as Exhibits, in which the Investment Adviser will contract for advisory services and pay each Investment Sub-Adviser compensation for its services out of the compensation received hereunder pursuant to Article III at the rates set forth therein. Such Investment Sub-Advisory Agreements will be coterminous with this Agreement. The Manager acknowledges that the Investment Adviser, with the prior authorization of the Fund's Board of Directors, may delegate its investment discretion set forth in Article I(b) hereof to the Investment Sub-Advisers.

                                    ARTICLE V

                Limitation of Liability of the Investment Adviser

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article V, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser as well as that corporation itself.

                                   ARTICLE VI

                      Activities of the Investment Adviser

      The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for the purpose of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager or the Fund as shareholder or otherwise.

                                   ARTICLE VII

                   Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force until [o], 2003 and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the parties. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Management Agreement.

                                  ARTICLE VIII

                          Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.

                                   ARTICLE IX

                          Definitions of Certain Terms

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                    ARTICLE X

                                  Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                  NOMURA ASSET MANAGEMENT U.S.A. INC.

                                  By_____________________________________


                                  NOMURA ASSET MANAGEMENT CO., LTD.

                                  By_____________________________________

                                                                       Exhibit C

                        INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made this [o] day of [o] 2001, by and between NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser"), and NOMURA ASSET MANAGEMENT HONG KONG LIMITED, a Singapore corporation (hereinafter referred to as the "Investment Sub-adviser").

                              W I T N E S S E T H :

      WHEREAS, Korea Equity Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, Nomura Asset Management U.S.A. Inc., a New York corporation (hereinafter referred to as the "Manager"), has entered into a management agreement with the Fund dated as of ____________, 2001 (the "Management Agreement") and an investment advisory agreement relating to the Fund with the Investment Adviser dated as of ____________, 2001 (the "Investment Advisory Agreement"); and

      WHEREAS, the Manager, the Investment Adviser and the Investment Sub-Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Investment Sub-adviser is willing to provide investment advisory services in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                      Duties of the Investment Sub-Adviser

      (a) Research Services. Subject to the broad supervision of the Investment Adviser and the Fund, the Investment Sub-adviser shall provide the Manager and the Investment Adviser with such economic research and securities analysis as the Manager and the Investment Adviser may from time to time consider necessary for the proper supervision of the Fund's assets.

      (b) Investment Discretionary Services. To the extent that the Investment Adviser, with the prior authorization of the Fund's Board of Directors, delegates investment discretion in writing to the Investment Sub-adviser, the Investment Sub-adviser shall provide the Fund with such investment advice and supervision as the Fund may from time to time consider necessary for the proper supervision of those assets of the Fund for which the Investment Sub-adviser has been delegated investment discretion. The Investment Sub-adviser shall furnish continuously an investment program for such assets of the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of such assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Investment Sub-adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Investment Sub-adviser shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to such portfolio securities shall be exercised. Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Sub-adviser thereof in writing, the Investment Sub-adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Sub-adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above.

      To the extent that the Investment Adviser delegates such authority in writing to the Investment Sub-adviser, the Investment Sub-adviser shall place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Investment Sub-adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers and dealers and the placing of such orders, the Investment Sub-adviser is directed at all times to seek to obtain execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under Federal securities laws. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Sub-adviser may select brokers or dealers with which it, or the Fund, is affiliated.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      The Investment Sub-adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III

                   Compensation of the Investment Sub-Adviser

      For the services described in Article I hereof, the Investment Adviser shall pay to the Investment Sub-adviser at the end of each calendar month a fee at the annual rate of .05% of the

Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof.

      For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV

              Limitation of Liability of the Investment Sub-Adviser

      The Investment Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Sub-adviser" shall include any affiliates of the Investment Sub-adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Sub-adviser as well as that corporation itself.

                                    ARTICLE V

                    Activities of the Investment Sub-Adviser

      The services of the Investment Sub-adviser to the Fund are not to be deemed to be exclusive, the Investment Sub-adviser and any person controlled by or under common control with the Investment Sub-adviser (for the purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager and the Investment Adviser are or may become interested in the Investment Sub-adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Sub-adviser and its affiliates are or may become similarly interested in the Manager, the Investment Adviser or the Fund, and that the Investment Sub-adviser is or may become interested in the Manager, the Investment Adviser or the Fund as shareholder or otherwise.

                                   ARTICLE VI

                   Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force until [o], 2003 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Investment Adviser, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Sub-adviser, on sixty days' written notice to the parties. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Management Agreement or the Investment Advisory Agreement.

                                   ARTICLE VII

                          Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.

                                  ARTICLE VIII

                          Definitions of Certain Terms

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                  Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                   NOMURA ASSET MANAGEMENT CO., LTD.

                                   By_____________________________________


                                   NOMURA ASSET MANAGEMENT HONG KONG
                                   LIMITED

                                   By_____________________________________

                                                                       Exhibit D

                        INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made this [o] day of [o] 2001, by and between NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser"), and NOMURA ASSET MANAGEMENT SINGAPORE LIMITED, a Singapore corporation (hereinafter referred to as the "Investment Sub-adviser").

                              W I T N E S S E T H :

      WHEREAS, Korea Equity Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, Nomura Asset Management U.S.A. Inc., a New York corporation (hereinafter referred to as the "Manager"), has entered into a management agreement with the Fund dated as of ____________, 2001 (the "Management Agreement") and an investment advisory agreement relating to the Fund with the Investment Adviser dated as of ____________, 2001 (the "Investment Advisory Agreement"); and

      WHEREAS, the Manager, the Investment Adviser and the Investment Sub-Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Investment Sub-adviser is willing to provide investment advisory services in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                      Duties of the Investment Sub-Adviser

      (a) Research Services. Subject to the broad supervision of the Investment Adviser and the Fund, the Investment Sub-adviser shall provide the Manager and the Investment Adviser with such economic research and securities analysis as the Manager and the Investment Adviser may from time to time consider necessary for the proper supervision of the Fund's assets.

      (b) Investment Discretionary Services. To the extent that the Investment Adviser, with the prior authorization of the Fund's Board of Directors, delegates investment discretion in writing to the Investment Sub-adviser, the Investment Sub-adviser shall provide the Fund with such investment advice and supervision as the Fund may from time to time consider necessary for the proper supervision of those assets of the Fund for which the Investment Sub-adviser has been delegated investment discretion. The Investment Sub-adviser shall furnish continuously an investment program for such assets of the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of such assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Investment Sub-adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Investment Sub-adviser shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to such portfolio securities shall be exercised. Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Sub-adviser thereof in writing, the Investment Sub-adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Sub-adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above.

      To the extent that the Investment Adviser delegates such authority in writing to the Investment Sub-adviser, the Investment Sub-adviser shall place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Investment Sub-adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers and dealers and the placing of such orders, the Investment Sub-adviser is directed at all times to seek to obtain execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under Federal securities laws. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Sub-adviser may select brokers or dealers with which it, or the Fund, is affiliated.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      The Investment Sub-adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III

                   Compensation of the Investment Sub-Adviser

      For the services described in Article I hereof, the Investment Adviser shall pay to the Investment Sub-adviser compensation as follows. To the extent that the Manager does not delegate investment discretion over any portion of the Fund's assets to the Investment Adviser, the Investment Sub-adviser will receive no compensation for its services hereunder. To the extent that the Manager, with the prior authorization of the Fund's Board of Directors, delegates investment discretion over a portion or all of the Fund's assets to the Investment Adviser but not to the Investment Sub-adviser, the Investment Adviser shall pay to the Investment Sub-adviser at the end of each calendar month a fee at the annual rate of .05% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof. To the extent that the Manager, with the prior authorization of the Fund's Board of Directors, delegates investment discretion over a portion or all of the Fund's assets to the Investment Adviser and the Investment Adviser further delegates such investment discretion to the Investment Sub-adviser, the Investment Adviser shall pay to the Investment Sub-adviser at the end of each calendar month a fee at the annual rate of .25% of the Fund's average weekly net assets.

      For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV

              Limitation of liability of the Investment Sub-Adviser

      The Investment Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Sub-adviser" shall include any affiliates of the Investment Sub-adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Sub-adviser as well as that corporation itself.

                                    ARTICLE V

                    Activities of the Investment Sub-Adviser

      The services of the Investment Sub-adviser to the Fund are not to be deemed to be exclusive, the Investment Sub-adviser and any person controlled by or under common control with the Investment Sub-adviser (for the purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager and the Investment Adviser are or may become interested in the

Investment Sub-adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Sub-adviser and its affiliates are or may become similarly interested in the Manager, the Investment Adviser or the Fund, and that the Investment Sub-adviser is or may become interested in the Manager, the Investment Adviser or the Fund as shareholder or otherwise.

                                   ARTICLE VI

                   Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force until [o], 2003 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Investment Adviser, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Sub-adviser, on sixty days' written notice to the parties. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Management Agreement or the Investment Advisory Agreement.

                                   ARTICLE VII

                          Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.

                                  ARTICLE VIII

                          Definitions of Certain Terms

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                  Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                 NOMURA ASSET MANAGEMENT CO., LTD.

                                 By_____________________________________


                                 NOMURA ASSET MANAGEMENT SINGAPORE LIMITED

                                 By_____________________________________

                                                                       Exhibit E

                         NOMURA PACIFIC BASIN FUND, INC.
                           JAPAN OTC EQUITY FUND, INC.
                             KOREA EQUITY FUND, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

I. Composition of the Audit Committee

      The Audit Committee shall be composed of all of the Directors who satisfy the following criteria:

      (a) each of whom shall not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

      (b) each of whom shall not have any relationship to the Fund or Nomura Asset Management U.S.A. Inc. or its affiliates that may interfere with the exercise of their independence from Fund management and the Fund;

      (c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed;

      (d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

      (e) at least one of whom shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

II. Purposes of the Audit Committee

      The purposes of the Audit Committee are to assist the Board of Directors:

      (a) in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of its service providers;

      (b) in its oversight of the Fund's financial statements and the independent audit thereof; and

      (c) in acting as a liaison between the Fund's independent public accountants and the Board of Directors.

      The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting and internal controls. The independent public accountants of the Fund are responsible for conducting a proper audit of the Fund's financial statements.

III. Responsibilities and Duties of the Audit Committee

      The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

      To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

      (a) to recommend the selection, retention or termination of the Fund's independent public accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

      (b) to receive specific written representations from the independent public accountants with respect to their independence and to discuss with them their independence;

      (c) to review the fees charged by the independent public accountants for audit and other services;

      (d) to review with the independent public accountants arrangements for and the scope of annual audits and special audits;

      (e) to review with Fund management and the independent public accountants the results of the annual audits of the Fund;

      (f) to discuss with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented;

      (g) to discuss with the independent public accountants any matters of concern relating to the Fund's financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent public accountants, or any other results of any audit;

      (h) to consider with the independent public accountants their comments with respect to the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent public accountants;

      (i) to review with the independent public accountants the form of opinion proposed to be rendered to the Board of Directors and the stockholders;

      (j) to investigate, when the Audit Committee deems it necessary or appropriate, any improprieties or suspected improprieties in Fund financial and accounting operations;

      (k) to report to the Board of Directors regularly with respect to the Audit Committee's activities and to make any necessary or appropriate recommendations with respect to the Fund's accounting and financial reporting policies, practices and the Fund's internal controls;

      (l) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors;

      (m) to review with counsel and the independent public accountants for the Fund legal and regulatory matters that may have a material impact on the Fund's financial statements;

      (n) to prepare any report, including any recommendation of the Audit Committee, required to be included in the Fund's annual proxy statement by the rules of the Securities and Exchange Commission;

      (o) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

      (p) to perform such other functions consistent with this Charter, the Fund's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

      In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

      The independent public accountants for the Fund are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent public accountants for the Fund (or to nominate the independent public accountants to be proposed for shareholder approval in the proxy statement).

      The Audit Committee is responsible for ensuring that the independent public accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent public accountants and the Fund, consistent with Independence Standards Board Standard 1. The Audit Committee is responsible for actively engaging in a dialogue with the independent public accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent public accountants and for recommending that the Board of Directors take appropriate action in response to the report of such independent public accountants to satisfy itself of the independence of such independent public accountants.

IV. Meetings

      The Audit Committee shall meet at least once annually with the independent public accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings when and if circumstances require. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Outside Resources and Assistance from Fund Management

      The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibility, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants, whose expertise would be considered helpful to the Audit Committee.

      Dated May 18, 2000

                             KOREA EQUITY FUND, INC.

                                 180 Maiden Lane
                          New York, New York 10038-4936

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Kazuhiko Hama and John J. Boretti as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Korea Equity Fund, Inc. (the "Fund") held of record by the undersigned on May 25, 2001 at the Annual Meeting of the Shareholders of the Fund to be held on July 24, 2001 or any adjournment thereof.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------
----------------------------------     ----------------------------------
----------------------------------     ----------------------------------
----------------------------------     ----------------------------------

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                             KOREA EQUITY FUND, INC.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

Mark box at right if an  address  change or  comment  has been  noted on the
reverse side of this card.    |_|


CONTROL NUMBER:

                                                     ---------------------------
Please be sure to sign and date this Proxy.         | Date                     |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
|Shareholder sign here                                 Co-owner sign here      |
--------------------------------------------------------------------------------


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                               "FOR" ALL PROPOSALS

1. Election of Directors

(01) William G. Barker, Jr.     (04) Arthur R. Taylor
(02) Kazuhiko Hama              (05) John F. Wallace
(03) Chor Weng Tan

                                                                                      For                  For All
                                                                                      All        With-     Nominees
                                                                                    Nominees     Held       Except

                                                                                      |_|         |_|         |_|

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the
"For All Except" box and strike a line through the name(s) of the nominee(s).
Your shares will be voted for the remaining nominee(s).                               For       Against     Abstain

2. Proposal to approve a new Management Agreement
   between the Fund and Nomura  Asset Management U.S.A. Inc.                          |_|         |_|         |_|


3. Proposal to approve a new Investment Advisory                                      |_|         |_|         |_|
   Agreement between Nomura Asset Management
   U.S.A. Inc. and Nomura Asset Management Co., Ltd.


4. Proposal to approve new Investment Sub-Advisory                                    |_|         |_|         |_|
   Agreement between Nomura Asset Management Co.,
   Ltd. and Nomura Asset Management Singapore Limited.

5. Proposal to approve a new investment Sub-Advisory                                  |_|         |_|         |_|
   Agreement between Nomura Asset Management Co.,
   Ltd. and Nomura Asset Management Hong Kong Limited.


6. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



RECORD DATE SHARES:


                                       1